UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2010
Penske Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan	48302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 248-648-2500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Concurrent with this filing, we are filing a registration statement regarding a secondary offering of our common stock. Because the registration statement includes financial statements that have been revised to reflect certain items discussed below, we are concurrently filing this 8-K to update our financial statements filed pursuant to the Securities Exchange Act of 1934.
Item 2.02 Results of Operations and Financial Condition.
The disclosure below under Item 8.01 of this Current Report on Form 8-K is also responsive to Item 2.01 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.02.
Item 8.01 Other Events.
We are filing this Current Report on Form 8-K to update certain Items of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Form 10-K”) to reflect the January 1, 2009 retrospective adoption for all periods presented of (1) FASB Staff Position (“FSP”) APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement), (2) FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities, and (3) SFAS No. 160, Non-controlling Interests in Consolidated Financial Statements an Amendment of ARB No. 51. We also revised our previously reported financial statements for an entity which met the criteria to be classified as a discontinued operation pursuant to the provisions of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, during the second quarter of 2009.
Pursuant to FSP APB 14-1, we were required to account separately for the debt and equity components of our 3.5% Senior Subordinated Convertible Notes due 2026 as of the offering date. The value ascribed to the debt component was determined using a fair value methodology, with the residual representing the equity component. The equity component was recorded as an increase in equity, with the debt discount being amortized as additional interest expense over the expected life of the instrument.
Pursuant to FSP EITF 03-6-1, we were required to treat unvested share-based payment awards with non-forfeitable rights to dividends or dividend equivalents as participating securities and include them in the computation of our earnings per share pursuant to the two-class method.
Pursuant to SFAS No. 160, we were required to reclassify our minority interest liabilities to equity relating to the Company’s non-wholly owned consolidated subsidiaries, and amend the presentation of income attributable to non-controlling interests on the income statement.
All other items of the Form 10-K not presented herein remain unchanged. We have not updated matters in the Form 10-K except to the extent expressly provided above. Accordingly, this Current Report on Form 8-K does not reflect events occurring after the filing of the Form 10-K and should be read in conjunction with the Form 10-K and our filings made with the Securities and Exchange Commission subsequent to the filing of the Form 10-K. Set forth in Exhibits 99.1, 99.2, 99.3 and 99.4 are the Company’s Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data, respectively, for the years presented in the Form 10-K, each as updated to reflect the items outlined above.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

23.1	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

23.2	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Updated Item 6. Selected Financial Data

99.2	Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Updated Item 7A. Quantitative and Qualitative Disclosures About Market Risk

99.4	Updated Item 8. Financial Statements and Supplementary Data
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.
January 21, 2010	By:	Shane M. Spradlin
		Name:	Shane M. Spradlin
		Title:	Senior Vice President